UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2021 (November 5, 2021)

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Simply, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32217

Maryland	33-0599368
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

 1680 Michigan Avenue, Suite 817

Miami Beach, FL 33139
(Address of principal executive offices, including zip code)

(786) 254-6709
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SIMP	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 5, 2021, Simply, Inc. (the “Company”) entered into a $500,000 unsecured convertible note (the “Note”) with SOL Global Investments Corp. (“SOL”) as the lender. The Note bears interest at 9% per annum, matures 6 months after issuance and is convertible into shares of the Company’s common stock at any time after the date of issuance at the election of SOL at $2.50 per share.  SOL also received a warrant to purchase 200,000 shares of common stock at an exercise price of $2.75 per share (the “Warrant”). The Warrant is exercisable beginning six months after issuance and expires 42 months from the date of issuance.  The Note and Warrant contain other customary terms and conditions for agreements of their respective type.

The Note and Warrant were issued offshore pursuant to Rule 903 of Regulation S under the United States Securities Act of 1933, as amended.

The foregoing is a summary of certain material terms and conditions of the Note and Warrant, and is not a complete description thereof. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Note and the Warrant attached to this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
4.1	Unsecured Convertible Note.
4.2	Warrant.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simply, Inc.
Date:	November 8, 2021	By:	/s/ Vernon A. LoForti
Vernon A. LoForti
Chief Financial Officer